United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 7, 2013

Date of Report

SUNDANCE STRATEGIES, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365

Provo, Utah  84604

 (Address of Principal Executive Offices)

(801) 705-8968

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This 8-K Current Report is being amended to reflect changes made in the Del Mar Financial, S.a.r.l. (“DMF”) Transfer Agreement, which is Exhibit 10.1, regarding changing the 15,322,500 “No. of NIBs” in Exhibit A-1 to 14,204,500 and the resulting “Par Value” in Exhibit A-1 from $15,322,500 to $14,204,500.  The Company’s Pledge Agreement  and Schedule A (“Schedule of Notes”) to such Pledge Agreement was also changed from $18,000,000 to $10,000,000, to match the $10,000,000 amount previously disclosed in paragraph 2 of the initially filed 8-K Current Report dated June 7, 2013, as also indicated in Item 1.01 below.  Schedule A to such Pledge Agreement was also changed from 14,699,500 (“No. of NIBs”) and $14,699,500 (“Par Value”) to 14,204,500 and the resulting $14,204,500, to match the No of NIBs and Par Value thereof throughout.

These numbers were correct in the description in the Current Report on Form 8-K, but not in the exhibits that were attached.

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially, depending upon a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current and intended business operations.

NAME REFERENCES

In this Current Report, references to “Sundance Strategies,” the “Company,” “we,” “our,” “us” and words of similar import, refer to “Sundance Strategies, Inc.,” the Registrant,  and where applicable, include the current and intended business operations of ANEW LIFE, INC., a Utah corporation and our wholly-owned subsidiary (“ANEW LIFE”), our acquisition of which, by merger, occurred on March 29, 2013.

Item 1.01 Entry into Material Definitive Agreement.

Additional NIBs Acquisition

Effective June 7, 2013, the Company entered into an Asset Transfer Agreement (the “ATA”) with Del Mar Financial, S.a.r.l. (“DMF”).  The terms of the ATA, a copy of which is attached hereto, are summarized below.  Please note that though the following summary of the terms of the ATA is believed to be complete in every material respect, it should not be used as a substitute for review of the ATA.  See Item 9.01.

Acquisition of Assets:

The ATA involved the current purchase of certain assets (the “Current Assets”) and provided for the conversion of the Current Assets into “Qualified NIBS” defined below.  The ATA also provides for the purchase of additional assets that will also meet the definition of Qualified NIBs.

Initial Acquisition of Current Assets:  The Current Assets included the following:

1.

The Company purchased the net insurance benefits related life insurance policies with an aggregate face amount equal to $284,270,934 (the “NIBs”).  The NIBs entitle the Company to all the death benefits payable after repayment of a senior lien and other limited rights and obligations of the life insurance policy owners.  The NIBs are currently being converted into Qualified NIBs.

2.

The Company also purchased Class A Notes Issued by Hyperion Life Assets Limited with a Note Balance of $10,000,000 (the “Class A Notes”).  Hyperion Life Assets Limited is a private limited company incorporated in Ireland under the Companies Acts 1963-2009 with registered number 506854, having its registered office at Styne House, Upper Hatch Street, Dublin 2, Ireland.

3.

The Company also purchased Class B Notes, also issued by Hyperion Life Assets Limited, with a Note Balance of $954,000 (the “Class B Notes”).

4.

Finally, the Company purchased its own promissory note in the amount of $2,999,000 issued to PCH Financial S.a.r.l. in connection with the Company’s initial NIBs acquisition on March 11, 2013 (the “SSI

Note”).

For additional information on our business model and our initial NIBs acquisition referenced in paragraph 4, see our 8-K Current Report dated March 29, 2013, which was filed with the Securities and Exchange Commission on April 5, 2013, along with our 8-KA of the same date, which was filed with the Securities and Exchange Commission on May 24, 2013.  See Item 9.01.

Additional Assets to be Delivered

According to the terms of the ATA, DMF is required to deliver to the Company, “Qualified NIBs” (defined below) related to life insurance policies with an aggregate face amount equal to $400,000,000.  To the extent the Current Assets are converted into Qualified NIBs related to less than $400,000,000 of face amount of life insurance policies, DMF is obligated to purchase additional Qualified NIBs until such amount has been delivered to the Company.

Conversion of NIBs into Qualified NIBs

To meet the definition of “Qualified NIBs” for acceptance by the Company, the NIBs must have the following minimum characteristics:

1.

The NIBs are currently subject to indebtedness maturing at various times during the next two years.  To qualify, the financing of the premiums must have a term of at least five (5) years.

2.

Each group of NIBs must have at least 10 underlying life insurance policies.

3.

The average age of the insureds underlying the life insurance policies is approximately 81.

4.

Each group of NIBs must have mortality protection insurance coverage (“MPIC”).  The MPIC will insure against the risk that the life insurance policies underlying the NIBs do not mature as anticipated in the Company’s models and projections, by providing for certain payments to the Company.

Return of Non-Qualifed NIBs Assets

Upon delivery of Qualifed NIBs related to life insurance policies with an aggregate face amount equal to $400,000,000, any Current Assets remaining in excess of the Qualified NIBs will be returned to DMF, including any Class A Notes, Class B Notes and the SSI Note that were acquired from DMF as outlined above under the heading “Initial Acquisition of Current Assets.”

Purchase Price

The Purchase Price for the Qualified NIBs shall be $20,000,000.  $8,000,000 shall be paid in cash (the “Cash Payment”) and $12,000,000 shall be paid in connection with a promissory note (the “Note Payment”), as follows:

1.

Up Front Payment.  An initial payment was made to PCH Financial S.a.r.l. (“PCH”) for the benefit of DMF in the amount of $5,000,000 on June 7, 2013.  This payment was used to repay certain indebtedness of DMF to PCH.  With this payment, PCH released its lien against the DMF assets to allow for the conversion of such assets into Qualified NIBs for the Company’s benefit under the ATA.  In connection with this payment, PCH also delivered certain of its assets to DMF to be used in the creation of Qualified NIBs by DMF according to the terms of a Loan Repayment & Asset Transfer Agreement between DMF and PCH (the “PCH Agreement”).  The Company was named as a third party beneficiary to this agreement.

2.

Expense Payment.  Additional payments will be advanced to cover certain approved expenses of DMF, as described in the ATA.

3.

Final PCH Payment.  A final payment of $1,000,000 under the ATA will be made to PCH to fully repay any outstanding obligations of DMF under the PCH Agreement, upon the earlier of (i) 120 days following the Effective Date of June 6, 2013, and (ii) the receipt by the Company of confirmation that at least two of the NIBs have been converted into Qualified NIBs.

4.

Payment to DMF.  As Qualified NIBs are delivered to the Company, the following payments shall be made to DMF:

a.

The balance of any Cash Payment due (after reduction for the payments described in paragraphs 1-3 above of this heading) shall be paid, pro rata, based on the Qualified NIBs being delivered until Qualified NIBs associated with life insurance policies of at least $400,000,000 of face amount have been delivered; and

b.

DMF shall receive (A) a secured promissory note in the amount of 3% of the face amount of the life insurance policies underlying the Qualified NIBs delivered to the Company in the form attached to the ATA as Exhibit E (the “Promissory Note”) and (B) a pledge agreement in the form attached to the ATA as Exhibit F (the “Pledge Agreement”), in which we pledge to DMF the Qualified NIBs as collateral to secure the Buyer’s obligations under the Promissory Note.  The Buyer shall increase the outstanding principal amount of the Promissory Note by an amount equal to 3% of the face amount of the life insurance policies underlying the Qualified NIBs as they are delivered such that the total principal amount of the Promissory Note upon completion of the Transfers shall be $12,000,000.

Security for Payments

Under the ATA, as described above, the Company is advancing significant funds prior to the delivery of Qualifed NIBs.  This is necessary to remove certain liens against the assets to facilitate the conversion of the DMF assets into Qualified NIBs.  The initial acquisition assets that were delivered upon execution of the ATA are believed by management to be valued far in excess of the initial amounts advanced.  We have also obtained a pledge from DMF of all of its remaining assets to secure delivery of the Qualified NIBs under the ATA.  If DMF fails to deliver the Qualifed NIBs under the ATA by December 31, 2013, we will be able to immediately sell the initial acquisition assets to recoup any money advanced and will be able to attach the remaining DMF assets to cover any shortfall, with a liquidated damages settlement (the “Liquidated Damages Settlement”) equal to 100% of any cash advances made under the ATA.

Exclusivity

The ATA also provides that DMF will sell its Qualified NIBs to the Company on an exclusive basis for the next five (5) years, as more fully described in the ATA.

Miscellaneous

The ATA contains customary representations and warranties, due authorization and authority to enter into the ATA, liens on any of the assets acquired, the legal and beneficial ownership of the assets being acquired, the lack of other agreements, laws or other matters that would preclude the parties from performing their respective obligations under the ATA and that the portfolio of life insurance policies are valid, in-force and in good standing and have not lapsed.

Structuring and Consulting Agreement

Also effective June 7, 2013, the Company and Europa Settlement Advisors Ltd. (“Europa”) executed and delivered a Structuring and Consulting Agreement (the “Europa Agreement”) related to the DMF ATA whereby the Company and Europa agreed that so long as the Company has an exclusive right to acquire NIBs from DMF, that Europa shall exclusively provide its NIBs related structuring and consulting services to the Company, with the understanding that the Company has no obligation to purchase any NIBs that Europa may present to the Company.  Europa will receive an initial advance of $340,000 for its services (the “Structuring Fee”) related to its structuring and consulting services with respect to the DMF ATA, $100,000 of which was paid prior to the execution and delivery of the Europa Agreement and the balance of which was paid on the closing.  Europa will also receive a Structuring Fee of 1% of the face amount of the life insurance policies underlying all NIBs introduced and acquired, payable as follows: 50% of the fee on the delivery of the NIBs; and the remaining 50% being payable on the conversion of the NIBs to Qualifed

NIBs as defined in the DMF ATA.  If all NIBs are qualified, all fees are due on closing.  Notwithstanding the foregoing, the Structuring Fee for the first $400,000,000 in NIBs acquired by the Company under the DMF ATA shall be $3,660,000 rather than $4,000,000.  The Company shall not be required to utilize more than 50% of its available cash resources or liquidity to pay the Structuring Fee on any NIBs that are not Qualified NIBs, provided that such fee shall be due and payable immediately upon receipt of additional cash or liquid assets, and provided, further, that the entire free shall be payble on receipt and delivery of Qualified NIBs, pro rata.  Certain substitutions can be made in NIBs to maximize the value and minimize the costs associated with the Qualifed NIBs.  The Europa Agreement can be terminated with or without cause by the Company, though Structuring Fees that would have been payable under the Europa Agreement will continue for NIBs providers introduced by Europa and purchased by the Company, with the Company no longer having an exclusive right to Europa’s services.  Further, any such termination will have no effect on any Structuring Fee already earned.  Please note that though the foregoing summary of the terms of the Europa Agreement is believed to be complete in every material respect, it should not be used as a substitute for review of the Europa Agreement.  See Item 9.01.

There were no material relationship between the Company or any of its affiliates and any party to these agreements other than in respect of these agreements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities

We privately sold 1,464,000 shares of our common stock that comprise “restricted securities” under Rule 144 of the Securities and Exchange Commission between May 31, 2013, and June 13, 2013, at $5.00 per share for aggregate gross proceeds of $7,320,000.  Introduction fees of $560,000 were paid to two parties that introduced three of the subscribers who purchased 1,400,000 of these shares for gross proceeds of $7,000,000; and two year warrants to purchase 70,000 shares of our common stock at a price of $5.00 per shares were also issued to one of these parties. These shares were sold to persons who were “accredited investors” as defined in Rule 501 of Regulation D of the Securities and Exchange Commission, under Rule 506 thereof, and the offer and sale of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by reason thereof.  State laws requiring the registration of the offer and sale of securities under  Rule 506 are preempted by Section 18 of the Securities Act, though notices that were required to be filed by the Company were filed in the states of Arizona, California and Utah.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

(b)

Proforma financial information.

(c)

Exhibits.

Exhibit No.

Exhibit Description

10.1

Del Mar Financial, S.a.r.l. Asset Transfer Agreement

Exhibit A-1 (Schedule of NIBs)

Exhibit A-2 (Schedule of Salt Creek Bonds)

Exhibit B (Life Insurance Policies)

Exhibit C (Wire Instructions [to be provided])

Exhibit D (Expenses)

Exhibit E (Form of Promissory Note)

Exhibit F (Form of Pledge Agreement)

Exhibit G (DMF Pledged Assets and Sub Debt)

Exhibit H (DMF Pledge Agreement)

Exhibit I (Company Pledge Agreement)

Exhibit J (DMF Assignment Agreement)

Exhibit K (Form of PCH Bill of Sale and Assignment)

Exhibit L (DMF Transfer Agreement to Company)

10.2

Europa Structuring and Consulting Agreement*

*  This exhibit was attached to the original Current Report on Form 8-K that was filed with the Securities and Exchange Commission on June 19, 2013.

For additional information on our business model and our initial NIBs acquisition referenced in paragraph 4, see our 8-K Current Report dated March 29, 2013, which was filed with the Securities and Exchange Commission on April 5, 2013, along with our 8-KA of the same date, which was filed with the Securities and Exchange Commission on May 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	September 19, 2013	By:	/s/ Randall F. Pearson
Randall F. Pearson
President, Chief Financial Officer, Controller and Director